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                                PREMIER PORTFOLIO
                          PREMIER TAX-EXEMPT PORTFOLIO
                     PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

               (SERIES PORTFOLIO OF AIM TREASURER'S SERIES TRUST)

                       Supplement dated February 24, 2006
       to the Statement of Additional Information dated December 20, 2005


Effective February 17, 2006, the following replaces in its entirety the information appearing under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES -- PURCHASE AND REDEMPTION OF SHARES -- PURCHASES OF CLASS A SHARES AT NET ASSET VALUE" in the Statement of Additional Information:

         "PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchaser's responsibility to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

    o    AIM Management and its affiliates, or their clients;

    o Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

    o Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

    o Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

    o    Purchases through approved fee-based programs;

    o Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

              a.   a plan's assets are at least $1 million;

              b. there are at least 100 employees eligible to participate in the plan; or

              c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the

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                   employer or plan sponsor is a tax-exempt organization
                   operated pursuant to Section 501(c)(3) of the Code;

    o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

    o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of the same Fund;

    o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

    o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

    o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

    o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

    o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

    o    Shareholders of Investor Class shares of an AIM Fund;

    o    Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code;

    o Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

    o    Insurance company separate accounts;

    o Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

              a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

              b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

              c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

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    o    Transfers to IRAs that are attributable to AIM Fund investments held in
         403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

    o Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

    o    the reinvestment of dividends and distributions from a Fund;

    o exchanges of shares of certain Funds as more fully described in the Prospectus;

    o the purchase of shares in connection with the repayment of a retirement plan loan administered by AIS;

    o    a merger, consolidation or acquisition of assets of a Fund; or

    o the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same day."